                                                                  Exhibit 25.1

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

             -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

----------------------------------------------------------------------------------------------------------------------
                   180 East Fifth Street
                    St. Paul, Minnesota                                               55101
----------------------------------------------------------------------------------------------------------------------
         (Address of principal executive offices)                                   (Zip Code)
----------------------------------------------------------------------------------------------------------------------

                                 GARY DOUGHERTY
                         U.S. Bank National Association
                               One Federal Street
                                Boston, MA 02110
                                 (617) 603-6574
            (Name, address and telephone number of agent for service)


                           EXACT SCIENCES CORPORATION
                     (Issuer with respect to the Securities)

----------------------------------------------------------------------------------------------------------------------
                         DELAWARE                                                   98-0206122
----------------------------------------------------------------------------------------------------------------------
(State or other jurisdiction of incorporation or organization)         (I.R.S. Employer Identification No.)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                     100 CAMPUS DRIVE                                                 01752
                     MARLBOROUGH, MA
----------------------------------------------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                                   (Zip Code)
----------------------------------------------------------------------------------------------------------------------


                                 DEBT SECURITIES
                       (TITLE OF THE INDENTURE SECURITIES)


===============================================================================

                                    FORM T-1
                                    --------


ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

         a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                       Comptroller of the Currency
                       Washington, D.C.

         b)       WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                       Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                       None

ITEMS 3-15  ITEMS 3-15 ARE NOT APPLICABLE BECAUSE TO THE BEST OF THE TRUSTEE'S
            KNOWLEDGE, THE OBLIGOR IS NOT IN DEFAULT UNDER ANY INDENTURE FOR WHICH THE TRUSTEE ACTS AS TRUSTEE.

ITEM 16. LIST OF EXHIBITS: LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION.

            1.  A copy of the Articles of Association of the Trustee.*

            2. A copy of the certificate of authority of the Trustee to commence business.*

            3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

            4.  A copy of the existing bylaws of the Trustee.*

            5.  A copy of each Indenture referred to in Item 4.  Not applicable.

            6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

            7. Report of Condition of the Trustee as of JUNE 30, 2003, published pursuant to law or the requirements of its supervising or examining authority, Attached as Exhibit 7.

            8. A copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act: Not applicable.

         * Incorporated by reference to Registration Number 333-67188 dated November 16, 2001.

                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.



                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston, Commonwealth of Massachusetts on the 10TH DAY OF SEPTEMBER 2003.


                                        U.S. BANK NATIONAL ASSOCIATION

                                        By:  /s/ SUSAN M. CALISE
                                             ----------------------------------
                                             SUSAN M. CALISE
                                             VICE PRESIDENT




By:  /s/ ARTHUR MACDONALD
     ----------------------------------------
     ARTHUR MACDONALD
     VICE PRESIDENT

                                    EXHIBIT 6
                                    ---------

                                     CONSENT


         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


DATED:  SEPTEMBER 10, 2003


                                     U.S. BANK NATIONAL ASSOCIATION


                                     By:  /s/ Susan Calise
                                          -------------------------------------
                                          Susan Calise
                                          Vice President




By:  /s/ Arthur MacDonald
     --------------------------------------
     Arthur MacDonald
     Vice President

                                    EXHIBIT 7
                                    ---------

                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 6/30/2003

                                    ($000'S)

                                                                          6/30/2003
                                                                       -----------------
ASSETS
     Cash and Due From Depository Institutions                           $11,987,100
     Federal Reserve Stock                                                         0
     Securities                                                           35,336,411
     Federal Funds                                                         4,955,134
     Loans & Lease Financing Receivables                                 114,857,237
     Fixed Assets                                                          1,864,465
     Intangible Assets                                                     8,860,492
     Other Assets                                                          8,735,830
                                                                       -----------------
         TOTAL ASSETS                                                   $186,596,669

LIABILITIES
     Deposits                                                           $132,461,590
     Fed Funds                                                             5,061,915
     Treasury Demand Notes                                                         0
     Trading Liabilities                                                     303,140
     Other Borrowed Money                                                 20,320,775
     Acceptances                                                             150,586
     Subordinated Notes and Debentures                                     6,326,523
     Other Liabilities                                                     5,864,946
                                                                       -----------------
         TOTAL LIABILITIES                                              $170,489,475

EQUITY
     Minority Interest in Subsidiaries                                      $999,216
     Common and Preferred Stock                                               18,200
     Surplus                                                              11,015,123
     Undivided Profits                                                     8,370,138
                                                                       -----------------
         TOTAL EQUITY CAPITAL                                            $20,402,677

TOTAL LIABILITIES AND EQUITY CAPITAL                                    $190,892,152





-------------------------------------------------------------------------------
To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION